UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event period) December 22, 2021

SHENGSHI ELEVATOR INTERNATIONAL HOLDING GROUP, INC.

(Exact name of Registrant as specified in its charter)

Nevada	333-213608	38-3995730
(State or other jurisdiction of	(Commission File Number)	(IRS employer
Incorporation or organization)		identification no.)

50 W Liberty Street, Suite 880, Reno, Nevada	89501
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 768-8417

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	SSDT	OTC:Pink

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

ITEM 5. Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

On December 22, 2021, NYJJ (Hong Kong) Limited sold 10,000,000 Series A Preferred Shares to Atlantis Glory Company Limited, whose controlling person is Sau Heung Cheng, resulting in a change of control of the Company.

Item 5.02 Departure of Directors or Certain Officers, Election of Directors, Appointment of Certain Officers, Compensatory Arrangement of Certain Officers

On January 3, the sole officer and director of the Corporation, David Lazar, resigned his positions as President, Chief Executive Officer, Secretary, Treasurer, and Director of the Corporation, and appointed Sau Heung Cheng as President, Chief Executive Officer, Secretary, Treasurer, and Director of the Corporation, effective January 5, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shengshi Elevator International Holding Group, Inc.

Date: January 12, 2022	By:	/s/ Sau Heung Cheng
Sau Heung Cheng, CEO, Director

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